MERRILL LYNCH
                                                                MUNICIPAL
                                                                INTERMEDIATE
                                                                TERM FUND

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Important Tax Information (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the three months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 75 basis points (0.75%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the three-month period ended October 31, 1998, long-term Treasury security yields declined approximately 60 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the three-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 25 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past three months, long-term tax-exempt bond yields declined almost 10 basis points.

Although municipal bond yields declined during the three-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

We continued to maintain a constructive strategy during the three-month period ended October 31, 1998. We believed that the robust economic growth seen in late 1997 and the first quarter of 1998 would be tempered by deteriorating Asian and Latin American economies and an absence of inflation. Consequently, we expected tax-exempt bond yields to trade in a relatively narrow range with a bias toward lower bond yields as 1998 progressed. We maintained a fully invested position in order to seek to enhance total return. Looking ahead, we expect to remain fully invested over the coming months with little change to the Fund's present structure.

Our outlook calls for a substantial slowdown in the growth of the economy in the coming year as consumption growth slows along with capital spending and a further trade drag. We believe that the Federal Reserve Board will respond with an easier monetary policy, which is likely to cause interest rates on intermediate-term and long-term municipal bonds to fall further.

Looking ahead, we expect to remain fully invested with little change to the Fund's present structure in order to seek to enhance the Fund's dividend income and total return. The strong domestic economy with high productivity offset by equally favorable deflationary pressures from Asia suggest that interest rates are likely to trend lower in the coming months. We will continue to monitor economic data for any sign of inflationary pressures so that we can adopt a more defensive position if the need arises.

Fiscal Year in Review

During the fiscal year ended October 31, 1998, we adopted a more aggressive portfolio strategy in anticipation of a slowdown in economic growth and a decline in interest rates. We had also expected consumer spending to slow in response to declines in household net worth.

Our aggressive strategy was appropriate during late 1997 and early 1998 as municipal yields declined from 5.15% as of December 31, 1997 to 4.96% by mid-January 1998, as measured by the Bond Buyer 20 Bond Index. From mid-January to mid-May, interest rates backed up as the economy continued to grow and the stock market hit new highs. As the pace of the economy slowed in the second quarter, municipal yields resumed their downward trend, which continued through September and was further aided by turmoil in world capital markets. The Federal Reserve Board cut interest rates twice during the Fund's fiscal year, contributing to this scenario. Throughout the year ended October 31, 1998, the Fund remained fully invested, with an extended duration that we adjusted to accommodate a market aberration resulting from an increase in new-issue supply.

During the 12 months ended October 31, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +8.00%, +7.67%, +7.65% and +7.90%, respectively, which exceeded the industry average of similar municipal intermediate-term funds of +6.53%, as measured by Lipper Analytical Services, Inc.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Municipal Intermediate Term Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and
Portfolio Manager

December 4, 1998


                                     2 & 3

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                           Ten Years/      Standardized
                                                       12 Month           3 Month        Since Inception   30-day Yield
                                                     Total Return      Total Return       Total Return    As of 10/31/98
========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares      +8.00%            +3.16%            +93.73%            3.67%
------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares      +7.67             +3.08             +87.63             3.39
------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares      +7.65             +3.17             +30.26             3.38
------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares      +7.90             +3.23             +31.44             3.57
========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception periods are Class A Shares & Class B Shares, for the ten years ended 10/31/98 and Class C & Class D Shares, from 10/21/94 to 10/31/98.

Class A and Class B Shares

Total Return Based on a $10,000 Investment

Merrill Lynch Municipal Intermediate Term Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                            10/88         10/98
                                                            -----         -----
ML Municipal Intermediate Term Fund+--
 Class A Shares*                                           $ 9,900       $19,181
ML Municipal Intermediate Term Fund+--
 Class B Shares*                                           $10,000       $18,763
Lehman Brothers Municipal
 Bond Index++                                              $10,000       $21,914

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity of from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
      Past performance is not predictive of future performance.

Class A and Class B Shares

Average Annual Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/98                                  +8.85%            +7.76%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                            +5.43             +5.22
--------------------------------------------------------------------------------
Inception (10/31/88) through 9/30/98                +6.94             +6.83
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                   % Return          % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/98                                  +8.51%            +7.51%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                            +5.10             +5.10
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98                             +6.73             +6.73
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

PERFORMANCE DATA (concluded)

Class C and Class D Shares

Total Return Based on a $10,000 Investment

Merrill Lynch Municipal Intermediate Term Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                           10/21/94**     10/98
                                                           ----------     -----
ML Municipal Intermediate Term Fund+--
 Class C Shares*                                           $10,000       $13,026
ML Municipal Intermediate Term Fund+--
 Class D Shares*                                           $ 9,900       $13,013
Lehman Brothers Municipal
 Bond Index++                                              $10,000       $14,225

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity of from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares graph is 10/31/94.
      Past performance is not predictive of future performance.


Class C and Class D Shares

Average Annual Total Return

                                                  % Return          % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/98                                  +8.51%            +7.51%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/98                +7.03             +7.03
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without    % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/98                                  +8.64%            +7.56%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/98                +7.27             +6.99
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's  Face                                                                 Value
STATE                    Ratings Ratings Amount    Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Alaska--1.6%             AAA     Aaa    $ 2,250    Alaska, Student Loan Revenue Bonds (Student Loan
                                                   Corp.), AMT, Series A,
                                                   5.65% due 7/01/2012 (c)                                     $ 2,405
                         A1+     P1         900    Valdez, Alaska, Marine Terminal Revenue Refunding
                                                   Bonds (Exxon Pipeline Co. Project),
                                                   VRDN, Series C, 3.70% due 12/01/2033 (a)                        900
----------------------------------------------------------------------------------------------------------------------
Arizona--1.1%            NR*     NR*      2,000    Mohave County, Arizona, IDA, IDR (North Star Steel
                                                   Co. Project), AMT, 6.70% due 3/01/2020                        2,193
----------------------------------------------------------------------------------------------------------------------
California--18.7%                                  California State, Public Works Board, Lease
                                                   Revenue Refunding Bonds:
                         A       A1       5,000     (Department of Corrections), Series C, 5.25% due
                                                    11/01/2010                                                   5,383
                         A       A1       3,000     (Department of Justice Building), Series B, 5.25%
                                                    due 5/01/2011                                                3,225
                         AAA     Aaa      5,000    California State Veterans, AMT, Series BH, 5.20%
                                                   due 12/01/2011 (f)                                            5,088
                         AAA     Aaa      4,335    California Statewide Communities, Development
                                                   Authority, Revenue Refunding Bonds
                                                   (Sherman Oaks Project), Series A, 5.50% due
                                                   8/01/2009 (c)                                                 4,771
                         AAA     Aaa      3,755    Central Valley Financing Authority, California,
                                                   Cogeneration Project, Revenue Refunding Bonds
                                                   (Carson Ice--Generation Project), 5.25% due
                                                   7/01/2012 (d)                                                 3,962
                         A-      Baa3    10,000    Northern California Power Agency, Public Power
                                                   Revenue Refunding Bonds (Geothermal Project
                                                   No. 3), Series A, 5.65% due 7/01/2007                        10,960
                         AAA     Aaa      4,000    Oxnard, California, Financing Authority, Solid
                                                   Waste Revenue Bonds, AMT, 5.75% due 5/01/2010 (c)             4,368
----------------------------------------------------------------------------------------------------------------------
Colorado--4.0%           A       NR*      1,225    Denver, Colorado, Urban Renewal Authority, Tax
                                                   Increment Revenue Bonds (Downtown Denver),
                                                   AMT, Series A, 7.25% due 9/01/2017                            1,347
                         AAA     Aaa      5,000    Jefferson County, Colorado, School District No.
                                                   R-001, UT, Series A, 5.50% due 12/15/2009 (e)                 5,528
                         A1+     VMIG1+   1,300    Moffat County, Colorado, PCR, Refunding
                                                   (Pacificorp Projects), VRDN, 3.75% due 5/01/2013
                                                   (a)(c)                                                        1,300
----------------------------------------------------------------------------------------------------------------------
Connecticut--2.7%        AA      Aa3      5,000    Connecticut State, GO, Series C, 5.25% due
                                                   10/15/2011                                                    5,359
----------------------------------------------------------------------------------------------------------------------
District of              AAA     Aaa      4,700    District of Columbia, Refunding, UT, Series A,
Columbia--2.5%                                     5.375% due 6/01/2010 (c)                                      5,015
----------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
HDA      Housing Development Authority
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RITES    Residual Interest Tax-Exempt Securities
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


                                     6 & 7

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P     Moody's  Face                                                                 Value
STATE                    Ratings Ratings Amount    Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Florida--4.8%            AAA     Aaa    $ 6,210    Florida State Board of Education, Capital Outlay
                                                   (Public Education), Series B, 5.25% due 6/01/2010           $ 6,691
                         AAA     Aaa      2,820    Tallahassee, Florida, Energy System Revenue
                                                   Refunding Bonds, Series A, 5.25% due 10/01/2011 (f)           3,045
----------------------------------------------------------------------------------------------------------------------
Hawaii--2.8%             AAA     Aaa      5,000    Hawaii State Refunding, GO, 6% due 3/01/2009 (e)              5,681
----------------------------------------------------------------------------------------------------------------------
Illinois--0.3%           NR*     VMIG1+     600    Illinois Health Facilities Authority Revenue Bonds
                                                   (Resurrection Health Care System), VRDN,
                                                   3.70% due 5/01/2011 (a)                                         600
----------------------------------------------------------------------------------------------------------------------
Kansas--2.7%             AA+     Aa2      5,000    Kansas State Department of Transportation, Highway
                                                   Revenue Refunding Bonds,
                                                   5.50% due 9/01/2010                                           5,542
----------------------------------------------------------------------------------------------------------------------
Louisiana--0.1%          A1+     P1         100    East Baton Rouge Parish, Louisiana, PCR, Refunding
                                                   (Exxon Project), VRDN,
                                                   3.70% due 3/01/2022 (a)                                         100
----------------------------------------------------------------------------------------------------------------------
Maine--1.4%              NR*     A        2,670    Maine Educational Loan Marketing Corporation,
                                                   Student Loan Revenue Refunding Bonds, AMT,
                                                   Series 1991, 6.90% due 11/01/2003                             2,826
----------------------------------------------------------------------------------------------------------------------
Massachusetts--1.3%      AAA     Aaa      2,500    Massachusetts State Turnpike Authority, Western
                                                   Turnpike Revenue Bonds, Series A,
                                                   5.55% due 1/01/2017 (d)                                       2,566
----------------------------------------------------------------------------------------------------------------------
Michigan--0.5%           NR*     A        1,000    Michigan Higher Education, Student Loan Authority
                                                   Revenue Bonds, AMT, Series XIV-A,
                                                   6.75% due 10/01/2006                                          1,065
----------------------------------------------------------------------------------------------------------------------
Minnesota--4.4%          AAA     Aaa      8,475    Minneapolis & St. Paul, Minnesota, Metropolitan
                                                   Airports Commission, Airport Revenue Bonds,
                                                   AMT, Series B, 5.25% due 1/01/2011 (c)                        8,926
----------------------------------------------------------------------------------------------------------------------
Mississippi--0.1%        NR*     P1         300    Jackson County, Mississippi, Port Facility Revenue
                                                   Refunding Bonds (Chevron USA, Incorporated
                                                   Project), VRDN, 3.70% due 6/01/2023 (a)                         300
----------------------------------------------------------------------------------------------------------------------
Nebraska--5.2%           AAA     Aaa     10,000    Nebraska, Public Power District Revenue Bonds,
                                                   Series A, 5.25% due 1/01/2012 (d)                            10,539
----------------------------------------------------------------------------------------------------------------------
Nevada--2.6%             AA      Aa2      5,000    Nevada State Capital Improvement, Series B, 5.25%
                                                   due 6/01/2012                                                 5,249
----------------------------------------------------------------------------------------------------------------------
New Mexico--2.9%         A1+     P1       5,800    Farmington, New Mexico, PCR, Refunding (Arizona
                                                   Public Service Company), VRDN, Series A,
                                                   3.70% due 5/01/2024 (a)                                       5,800
----------------------------------------------------------------------------------------------------------------------
New York--24.4%                                    Long Island Power Authority, New York, Electric
                                                   System Revenue Bonds:
                         AAA     Aaa     10,000     5.125% due 4/01/2011 (d)                                    10,502
                         A1+     VMIG1+  14,400     VRDN, Sub-Series 5, 3.70% due 5/01/2033 (a)                 14,400
                         A1+     VMIG1+   8,200    New York City, New York, Municipal Water Financing
                                                   Authority, Water and Sewer System
                                                   Revenue Bonds, VRDN, Series G, 3.70% due 6/15/2024 (a)(e)     8,200
                         A       A2       5,000    New York State, Refunding, Series F, 5.25% due 9/15/2011      5,328
                         AA-     Aa3      5,000    New York State Thruway Authority, General Revenue
                                                   Bonds, Series D, 5.40% due 1/01/2010                          5,418
                         AAA     Aaa      5,000    Westchester County, New York, IDA, Resource
                                                   Recovery Revenue Bonds (Westchester Recovery
                                                   Company Project), AMT, 6% due 7/01/2008 (c)                   5,607
----------------------------------------------------------------------------------------------------------------------
Oregon--8.6%             AAA     Aaa      3,790    Port of Portland, Oregon, International Airport
                                                   Revenue Bonds (Portland International Airport),
                                                   AMT, Series 11, 5.40% due 7/01/2008 (e)                       4,089
                         AA-     NR*      5,095    Salem, Oregon, Hospital Facility Authority Revenue
                                                   Bonds (Salem Hospital), 5% due 8/15/2010                      5,312
                         AA      Aa1      5,550    Washington County, Oregon, GO, Refunding (Criminal
                                                   Justice Facilities), UT, 5% due 12/01/2010                    5,844
                         NR*     Aa3      2,060    Washington, Multnomah and Yamhill Counties,
                                                   Oregon, School District No. 1-J, Refunding, UT,
                                                   5.25% due 11/01/2009                                          2,233
----------------------------------------------------------------------------------------------------------------------
Virginia--1.4%                                     Virginia State, HDA, Commonwealth Mortgage Revenue
                                                   Bonds, Series J, Sub-Series J-2:
                         AA+     Aa1      1,365     6.45% due 1/01/2010                                          1,475
                         AA+     Aa1      1,300     6.50% due 1/01/2011                                          1,399
----------------------------------------------------------------------------------------------------------------------
Washington--13.9%        AA+     Aa1      5,000    King County, Washington, GO, Series D, 5.70% due
                                                   12/01/2010                                                    5,597
                                                   King County, Washington, School District No. 412
                                                   (Shoreline), GO, UT:
                         AA-     Aa3      1,545     5.25% due 12/01/2010                                         1,666
                         AA-     Aa3      1,370     5.50% due 12/01/2012                                         1,506
                         AAA     Aaa      2,880    Port Seattle, Washington, Revenue Refunding Bonds,
                                                   Series A, 5.25% due 6/01/2011 (e)                             3,055
                         AA+     Aa1      6,830    Washington State, GO, Series A, UT, 5.25% due 7/01/2011       7,233
                                                   Washington State Public Power Supply System,
                                                   Revenue Refunding Bonds
                                                   (Nuclear Project No. 3), Series A (c):
                         AAA     Aaa      5,250     5.50% due 7/01/2007                                          5,721
                         AAA     Aaa      3,015     5.60% due 7/01/2008                                          3,304
----------------------------------------------------------------------------------------------------------------------
Wisconsin--1.1%          AA      Aa2      2,000    Wisconsin State Housing and Economic Development
                                                   Authority, Home Ownership Revenue
                                                   Bonds, AMT, Series F, 7.40% due 7/01/2013 (b)                 2,177
----------------------------------------------------------------------------------------------------------------------
Wyoming--7.0%                                      Cheyenne, Wyoming, Refunding, GO, UT:
                         AA      NR*      2,705     5.25% due 12/01/2009                                         2,907
                         AA      NR*      2,850     5.25% due 12/01/2010                                         3,056
                         NR*     P1       8,300    Uinta County, Wyoming, PCR, Refunding (Chevron USA
                                                   Inc. Project), VRDN, 3.70% due 8/15/2020 (a)                  8,300
----------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.2%        A1+     Baa1     3,950    Puerto Rico Commonwealth, Highway and
                                                   Transportation Authority, Highway Revenue Bonds,
                                                   RITES, Series X, 5.806% due 7/01/2005 (g)                     4,463
----------------------------------------------------------------------------------------------------------------------
                         Total Investments (Cost--$231,510)--118.3%                                            239,526
                         Liabilities in Excess of Other Assets--(18.3%)                                        (37,084)
                                                                                                              --------
                         Net Assets--100.0%                                                                   $202,442
                                                                                                              ========
----------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(b)   FHA Insured.
(c)   AMBAC Insured.
(d)   MBIA Insured.
(e)   FGIC Insured.
(f)   FSA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


                                     8 & 9

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

STATEMENT OF ASSETS AND LIABILITIES

                   As of October 31, 1998
-----------------------------------------------------------------------------------------------------------------
Assets:            Investments, at value (identified cost--$231,509,569)
                   (Note 1a) ...................................................                     $239,526,161
                   Cash ........................................................                           55,288
                   Receivables:
                     Interest ..................................................   $ 3,087,659
                     Beneficial interest sold ..................................       245,175          3,332,834
                                                                                   -----------
                   Prepaid registration fees and other assets (Note 1e) ........                           65,457
                                                                                                     ------------
                   Total assets ................................................                      242,979,740
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Securities purchased ......................................    39,670,886
                     Beneficial interest redeemed ..............................       504,777
                     Dividends to shareholders (Note 1f) .......................       120,968
                     Investment adviser (Note 2) ...............................        98,234
                     Distributor (Note 2) ......................................        25,586         40,420,451
                                                                                   -----------
                   Accrued expenses and other liabilities ......................                          117,233
                                                                                                     ------------
                   Total liabilities ...........................................                       40,537,684
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ..................................................                     $202,442,056
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized .......................                     $    695,692
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                          713,881
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                           48,281
                   Class D Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .......................                          451,605
                   Paid-in capital in excess of par ............................                      188,471,756
                   Undistributed realized capital gains on investments--net ....                        4,044,249
                   Unrealized appreciation on investments--net .................                        8,016,592
                                                                                                     ------------
                   Net assets ..................................................                     $202,442,056
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
Net Asset          Class A--Based on net assets of $73,768,818 and 6,956,915
Value:             shares of beneficial interest outstanding ...................                     $      10.60
                                                                                                     ============
                   Class B--Based on net assets of $75,687,648 and 7,138,813
                   shares of beneficial interest outstanding ...................                     $      10.60
                                                                                                     ============
                   Class C--Based on net assets of $5,116,397 and 482,812
                   shares of beneficial interest outstanding ...................                     $      10.60
                                                                                                     ============
                   Class D--Based on net assets of $47,869,193 and 4,516,048
                   shares of beneficial interest outstanding ...................                     $      10.60
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                   For the Year Ended October 31, 1998
-----------------------------------------------------------------------------------------------------------------
Investment         Interest and amortization of premium and discount earned ....                     $ 10,503,388
Income (Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:          Investment advisory fees (Note 2) ...........................   $ 1,174,988
                   Account maintenance and distribution fees--Class B (Note 2) .       253,305
                   Professional fees ...........................................        77,622
                   Printing and shareholder reports ............................        71,538
                   Transfer agent fees--Class B (Note 2) .......................        66,880
                   Registration fees (Note 1e) .................................        50,554
                   Transfer agent fees--Class A (Note 2) .......................        48,454
                   Account maintenance fees--Class D (Note 2) ..................        47,291
                   Accounting services (Note 2) ................................        44,826
                   Transfer agent fees--Class D (Note 2) .......................        30,173
                   Account maintenance and distribution fees--Class C (Note 2) .        17,596
                   Custodian fees ..............................................        12,281
                   Trustees' fees and expenses .................................         8,795
                   Pricing fees ................................................         8,241
                   Transfer agent fees--Class C (Note 2) .......................         5,212
                   Other .......................................................         6,456
                                                                                   -----------
                   Total expenses ..............................................                        1,924,212
                                                                                                     ------------
                   Investment income--net ......................................                        8,579,176
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Realized &         Realized gain on investments--net ...........................                        6,515,794
Unrealized         Change in unrealized appreciation on investments--net .......                        1,008,301
Gain on                                                                                              ------------
Investments--      Net Increase in Net Assets Resulting from Operations ........                     $ 16,103,271
Net (Notes 1b,                                                                                       ============
1d & 3):
-----------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.


                                    10 & 11

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     For the Year
                                                                                   Ended October 31,
                                                                            ------------------------------
                    Increase (Decrease) in Net Assets:                            1998            1997
----------------------------------------------------------------------------------------------------------
Operations:         Investment income--net ..............................   $   8,579,176    $   9,080,729
                    Realized gain on investments--net ...................       6,515,794        4,147,015
                    Change in unrealized appreciation on investments--net       1,008,301        2,357,789
                                                                            -------------    -------------
                    Net increase in net assets resulting from operations       16,103,271       15,585,533
                                                                            -------------    -------------
----------------------------------------------------------------------------------------------------------
Dividends to        Investment income--net:
Shareholders          Class A ...........................................      (3,169,968)      (2,263,578)
(Note 1f):            Class B ...........................................      (3,258,706)      (4,858,261)
                      Class C ...........................................        (225,677)        (278,427)
                      Class D ...........................................      (1,924,825)      (1,680,463)
                                                                            -------------    -------------
                    Net decrease in net assets resulting from dividends
                    to shareholders .....................................      (8,579,176)      (9,080,729)
                                                                            -------------    -------------
----------------------------------------------------------------------------------------------------------
Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions ...............................     (25,237,007)      (2,831,837)
Transactions                                                                -------------    -------------
(Note 4):
----------------------------------------------------------------------------------------------------------
Net Assets:         Total increase (decrease) in net assets .............     (17,712,912)       3,672,967
                    Beginning of year ...................................     220,154,968      216,482,001
                                                                            -------------    -------------
                    End of year .........................................   $ 202,442,056    $ 220,154,968
                                                                            =============    =============
----------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios                             Class A
                    have been derived from information          --------------------------------------------------------
                    provided in the financial statements.                    For the Year Ended October 31,
                                                                --------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:        1998       1997        1996       1995         1994
------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year .......  $  10.23    $   9.94    $  10.00    $   9.62    $  10.39
Operating                                                       --------    --------    --------    --------    --------
Performance:        Investment income--net ...................       .43         .45         .48         .53         .52
                    Realized and unrealized gain (loss) on
                    investments--net .........................       .37         .29        (.06)        .38        (.77)
                                                                --------    --------    --------    --------    --------
                    Total from investment operations .........       .80         .74         .42         .91        (.25)
                                                                --------    --------    --------    --------    --------
                    Less dividends from investment income--net      (.43)       (.45)       (.48)       (.53)       (.52)
                                                                --------    --------    --------    --------    --------
                    Net asset value, end of year .............  $  10.60    $  10.23    $   9.94    $  10.00    $   9.62
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .......      8.00%       7.59%       4.27%       9.69%      (2.49%)
Return:*                                                        ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .................................       .74%        .79%        .81%        .81%        .76%
Net Assets:                                                     ========    ========    ========    ========    ========
                    Investment income--net ...................      4.17%       4.40%       4.79%       5.36%       5.19%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands) ...  $ 73,769    $ 71,684    $ 30,353    $ 34,970    $ 27,653
Data:                                                           ========    ========    ========    ========    ========
                    Portfolio turnover .......................    174.64%     167.41%     146.82%     115.78%      52.56%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

                    The following per share data and ratios                             Class B
                    have been derived from information          --------------------------------------------------------
                    provided in the financial statements.                    For the Year Ended October 31,
                                                                --------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:        1998       1997        1996       1995         1994
------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year .......  $  10.23    $   9.93    $  10.00    $   9.62    $  10.39
Operating                                                       --------    --------    --------    --------    --------
Performance:        Investment income--net ...................       .40         .41         .44         .50         .49
                    Realized and unrealized gain (loss) on
                    investments--net .........................       .37         .30        (.07)        .38        (.77)
                                                                --------    --------    --------    --------    --------
                    Total from investment operations .........       .77         .71         .37         .88        (.28)
                                                                --------    --------    --------    --------    --------
                    Less dividends from investment income--net      (.40)       (.41)       (.44)       (.50)       (.49)
                                                                --------    --------    --------    --------    --------
                    Net asset value, end of year .............  $  10.60    $  10.23    $   9.93    $  10.00    $   9.62
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .......      7.67%       7.35%       3.84%       9.34%      (2.79%)
Return:*                                                        ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .................................      1.06%       1.11%       1.13%       1.13%       1.07%
Net Assets:                                                     ========    ========    ========    ========    ========
                    Investment income--net ...................      3.86%       4.13%       4.47%       5.05%       4.87%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands) ...  $ 75,688    $ 94,552    $169,441    $181,640    $142,152
Data:                                                           ========    ========    ========    ========    ========
                    Portfolio turnover .......................    174.64%     167.41%     146.82%     115.78%      52.56%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

                    * Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


                                    12 & 13

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

FINANCIAL HIGHLIGHTS (concluded)

                                                                                       Class C
                                                                --------------------------------------------------------
                                                                                                                For the
                    The following per share data and ratios                                                      Period
                    have been derived from information                                                          Oct. 21,
                    provided in the financial statements.               For the Year Ended October 31,          1994+ to
                                                                --------------------------------------------     Oct. 31,
                    Increase (Decrease) in Net Asset Value:       1998         1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period .....  $  10.23    $   9.93    $  10.00    $   9.62    $   9.70
Operating                                                       --------    --------    --------    --------    --------
Performance:        Investment income--net ...................       .40         .41         .44         .50         .01
                    Realized and unrealized gain (loss) on
                    investments--net .........................       .37         .30        (.07)        .38        (.08)
                                                                --------    --------    --------    --------    --------
                    Total from investment operations .........       .77         .71         .37         .88        (.07)
                                                                --------    --------    --------    --------    --------
                    Less dividends from investment income--net      (.40)       (.41)       (.44)       (.50)       (.01)
                                                                --------    --------    --------    --------    --------
                    Net asset value, end of period ...........  $  10.60    $  10.23    $   9.93    $  10.00    $   9.62
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .......      7.65%       7.34%       3.82%       9.36%       (.71%)++
Return:**                                                       ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .................................      1.07%       1.13%       1.15%       1.01%       1.18%*
Net Assets:                                                     ========    ========    ========    ========    ========
                    Investment income--net ...................      3.85%       4.10%       4.44%       4.76%       4.92%*
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) .  $  5,116    $  6,110    $  8,313    $  6,485    $      1
Data:                                                           ========    ========    ========    ========    ========
                    Portfolio turnover .......................    174.64%     167.41%     146.82%     115.78%      52.56%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

                                                                                       Class D
                                                                --------------------------------------------------------
                                                                                                                For the
                    The following per share data and ratios                                                      Period
                    have been derived from information                                                          Oct. 21,
                    provided in the financial statements.               For the Year Ended October 31,          1994+ to
                                                                --------------------------------------------     Oct. 31,
                    Increase (Decrease) in Net Asset Value:       1998         1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period .....  $  10.23    $   9.94    $  10.00    $   9.62    $   9.70
Operating                                                       --------    --------    --------    --------    --------
Performance:        Investment income--net ...................       .42         .44         .47         .52         .01
                    Realized and unrealized gain (loss) on
                    investments--net .........................       .37         .29        (.06)        .38        (.08)
                                                                --------    --------    --------    --------    --------
                    Total from investment operations .........       .79         .73         .41         .90        (.07)
                                                                --------    --------    --------    --------    --------
                    Less dividends from investment income--net      (.42)       (.44)       (.47)       (.52)       (.01)
                                                                --------    --------    --------    --------    --------
                    Net asset value, end of period ...........  $  10.60    $  10.23    $   9.94    $  10.00    $   9.62
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .......      7.90%       7.48%       4.17%       9.58%       (.71%)++
Return:**                                                       ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .................................       .84%        .89%        .91%        .90%        .97%*
Net Assets:                                                     ========    ========    ========    ========    ========
                    Investment income--net ...................      4.07%       4.31%       4.68%       5.12%       5.20%*
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) .  $ 47,869    $ 47,809    $  8,375    $  7,000    $     70
Data:                                                           ========    ========    ========    ========    ========
                    Portfolio turnover .......................    174.64%     167.41%     146.82%     115.78%      52.56%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
                 ++ Aggregate total investment return.

                    See Notes to Financial Statements.


                                    14 & 15

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% on the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ............................                  0.20%             0.10%
Class C ............................                  0.20%             0.10%
Class D ............................                  0.10%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     MLFD             MLPF&S
--------------------------------------------------------------------------------
Class A ............................                $   48            $  723
Class D ............................                $  147            $2,713
--------------------------------------------------------------------------------

For the year ended October 31, 1998, MLPF&S received contingent deferred sales charges of $80,336 and $252 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $356,226,455 and $367,532,576, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998, were as follows:

--------------------------------------------------------------------------------
                                                    Realized        Unrealized
                                                      Gains           Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $  6,513,766     $  8,016,592
Short-term investments ...................               2,028               --
                                                  ------------     ------------
Total ....................................        $  6,515,794     $  8,016,592
                                                  ============     ============
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $8,016,592, of which $8,056,934 related to appreciated securities and $40,342 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $231,509,569.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $25,237,007 and $2,831,837 for the years ended October 31, 1998 and October 31, 1997, respectively.


                                    16 & 17

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 1998                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           2,776,863     $ 28,912,420
Shares issued to shareholders
in reinvestment of dividends .............             203,200        2,117,109
                                                  ------------     ------------
Total issued .............................           2,980,063       31,029,529
Shares redeemed ..........................          (3,027,631)     (31,692,253)
                                                  ------------     ------------
Net decrease .............................             (47,568)    $   (662,724)
                                                  ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 1997                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           6,709,488     $ 67,140,511
Shares issued to shareholders
in reinvestment of dividends .............             131,599        1,326,752
                                                  ------------     ------------
Total issued .............................           6,841,087       68,467,263
Shares redeemed ..........................          (2,891,728)     (28,944,364)
                                                  ------------     ------------
Net increase .............................           3,949,359     $ 39,522,899
                                                  ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 1998                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           1,191,436     $ 12,448,339
Shares issued to shareholders
in reinvestment of dividends .............             197,353        2,054,034
                                                  ------------     ------------
Total issued .............................           1,388,789       14,502,373
Automatic conversion of shares ...........            (412,931)      (4,284,457)
Shares redeemed ..........................          (3,077,028)     (31,991,532)
                                                  ------------     ------------
Net decrease .............................          (2,101,170)    $(21,773,616)
                                                  ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 1997                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           2,459,944     $ 24,587,970
Shares issued to shareholders
in reinvestment of dividends .............             298,447        2,996,372
                                                  ------------     ------------
Total issued .............................           2,758,391       27,584,342
Automatic conversion of shares ...........          (4,335,272)     (43,314,661)
Shares redeemed ..........................          (6,240,186)     (62,481,421)
                                                  ------------     ------------
Net decrease .............................          (7,817,067)    $(78,211,740)
                                                  ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 1998                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................             314,557     $  3,282,954
Shares issued to shareholders
in reinvestment of dividends .............              16,813          174,929
                                                  ------------     ------------
Total issued .............................             331,370        3,457,883
Shares redeemed ..........................            (445,964)      (4,636,065)
                                                  ------------     ------------
Net decrease .............................            (114,594)    $ (1,178,182)
                                                  ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 1997                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................             263,377     $  2,624,458
Shares issued to shareholders
in reinvestment of dividends .............              22,330          224,277
                                                  ------------     ------------
Total issued .............................             285,707        2,848,735
Shares redeemed ..........................            (525,342)      (5,253,237)
                                                  ------------     ------------
Net decrease .............................            (239,635)    $ (2,404,502)
                                                  ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 1998                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................             250,935     $  2,642,596
Shares issued to shareholders
in reinvestment of dividends .............              88,066          916,938
Automatic conversion of shares ...........             412,978        4,284,457
                                                  ------------     ------------
Total issued .............................             751,979        7,843,991
Shares redeemed ..........................            (909,048)      (9,466,476)
                                                  ------------     ------------
Net decrease .............................            (157,069)    $ (1,622,485)
                                                  ============     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 1997                               Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................             339,568     $  3,413,939
Shares issued to shareholders
in reinvestment of dividends .............              76,475          769,028
Automatic conversion of shares ...........           4,335,272       43,314,661
                                                  ------------     ------------
Total issued .............................           4,751,315       47,497,628
Shares redeemed ..........................            (921,079)      (9,236,122)
                                                  ------------     ------------
Net increase .............................           3,830,236     $ 38,261,506
                                                  ============     ============
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 9, 1998


                                    18 & 19

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011                                                         #10437--10/98

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